SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K



                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report                                       May 17, 1995


                         REEBOK INTERNATIONAL LTD.
_________________________________________________________________
          (Exact name of registrant as specified in its charter)



Massachusetts                1-9340               04-2678061
_________________________________________________________________
State of incorporation     (Commission           (IRS Employer
or organization)           File Number)       Identification No.)


100 Technology Center Drive, Stoughton, MA    02072
_________________________________________________________________
(Address of principal executive offices)    (Zip Code)


    Registrant's telephone number:     (617) 341-5000

_________________________________________________________________

                                    N/A
   (Former name or former address, if changed since last report)


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Item 5.  Other Events.

     The attached exhibit shows the computation of the Company's ratio of earnings to fixed charges for the quarters ended March
31, 1995 and 1994.

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             REEBOK INTERNATIONAL LTD.



Date:  May 17, 1995          By: /S/ PAUL R. DUNCAN
                                 Title: Executive Vice President
                                        & Chief Financial Officer










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